                                                                    Exhibit 99.1

        Pursuant to General Instruction number 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:

Name:      Foresite Capital Fund II, L.P.
           Foresite Capital Management III, LLC
           Foresite Capital Fund III, L.P.
           James B. Tananbaum

Address:   Foresite Capital
           101 California Street
           Suite 4100
           San Francisco, CA 94111

Designated Filer:    Foresite Capital Management II, LLC

Issuer and Ticker Symbol:     Aimmune Therapeutics, Inc. (AIMT)

Date of Event Requiring Statement:  August 11, 2015

Signature:                          FORESITE CAPITAL MANAGEMENT II, LLC

                                    By: /s/ Dennis D. Ryan
                                        ---------------------------------------
                                        Dennis D. Ryan
                                        Chief Financial Officer

                                    FORESITE CAPITAL FUND II, L.P.

                                    By: Foresite Capital Management II, LLC
                                        Its General Partner

                                    By: /s/ Dennis D. Ryan
                                        ---------------------------------------
                                        Dennis D. Ryan
                                        Chief Financial Officer

                                    FORESITE CAPITAL MANAGEMENT III, LLC

                                    By: /s/ Dennis D. Ryan
                                        ---------------------------------------
                                        Dennis D. Ryan
                                        Chief Financial Officer

                                    FORESITE CAPITAL FUND III, L.P.

                                    By: Foresite Capital Management III, LLC
                                        Its General Partner

                                    By: /s/ Dennis D. Ryan
                                        ---------------------------------------
                                        Dennis D. Ryan
                                        Chief Financial Officer

                                    /s/ James B. Tananbaum
                                    -------------------------------------------
                                    James B. Tananbaum